UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2018

Annual Report

to Shareholders

DWS Emerging Markets Fixed Income Fund

(formerly Deutsche Emerging Markets Fixed Income Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights

29	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
52	Board Members and Officers
57	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Emerging Markets Fixed Income Fund

Letter to Shareholders

Dear Shareholder:

The U.S. economy seems still to be in a cyclical sweet spot. Against a backdrop of solid growth, a tight labor market and inflation near the Federal Reserve Bank’s target, the expansion appears set to continue.

This is not to say there are no risks. Concerns regarding trade and other geopolitical issues have contributed to increased volatility and bear close watching. Overall, however, our Chief Investment Officer (“CIO”) and Chief Economist agree that the equity market is broadly attractive, thanks to strong earnings growth and the October dip in global equity markets. Meanwhile, our outlook is for interest rates to rise gradually as the economic recovery continues into 2019.

Our CIO Office, Chief Economist and Investment Specialists frequently post their perspectives on new developments, opportunities and emerging risks in the “Insight” section of our web site, dws.com. We invite you to visit us online frequently to access our most current views.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Emerging Markets Fixed Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Management Process

Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the Fund’s portfolio, depending on its outlook for interest rates.

The Fund returned –6.00% in the 12-month period ended October 31, 2018, underperforming the –4.39% loss for the JP Morgan EMBI Global Diversified Index.

Emerging-market bonds experienced weak returns with above-average volatility during the annual period. The downturn was fueled by a confluence of adverse developments, the most prominent of which was the withdrawal of liquidity by the world’s major central banks. The U.S. Federal Reserve (Fed) enacted four quarter-point interest-rate increases, and it continued to unwind its quantitative easing (QE) program by reducing the size of its balance sheet. Overseas, the European Central Bank announced its intention to begin winding down its own QE program by the end of 2019. Together, these developments contributed to rising yields across the developed markets and put downward pressure on the prices of emerging-market bonds.

The protectionist shift in U.S. trade policy also weighed on sentiment, as rising tariffs in the United States led to uncertainty about the economic outlook for the many export-dependent nations in the emerging markets. Political and economic instability in Venezuela, Argentina, and Turkey was

4	|	DWS Emerging Markets Fixed Income Fund

an additional source of volatility. Concerns about the direction of these countries led to weakness in their respective bond and currency markets, fueling worries about a possible “contagion” effect across the asset class. While investors’ nervousness appeared to subside in September, the adverse headlines led to poor market performance in the summer months and depressed returns for the full period.

Fund Performance

The Fund’s management team changed on May 25, 2018, so its 12-month performance reflects the results of both strategies that were used during the period. Prior to the management change, the Fund trailed the benchmark primarily as a result of its allocation to local currency bonds. Its positions in Argentina and Indonesia were particularly poor performers. In contrast to dollar-denominated securities, local currency issues were affected by weakness in both the fixed-income markets and the downturn in emerging-market currencies versus the U.S. dollar.

“We	manage the Fund using an unconstrained approach, meaning that we don’t consider the weightings in the benchmark when deciding which securities to buy or sell.”

The Fund also underperformed modestly in the interval from May 25, 2018 through October 31, 2018. The Fund’s positions in higher-beta countries in Latin America and Africa weighed on results in August and September, a time of elevated volatility and weak returns for the broader market. However, we subsequently made up a good portion of the lost ground once the markets recovered in October. An overweight in Turkey also detracted.

On the positive side, our security selection among higher-yielding sovereign issuers made a positive contribution to performance. Overweights in Angola and Bahrain, together with underweights in Lebanon and Egypt, were helpful for relative performance. We also added value through positions in oil-exporting issuers such as Qatar, Azerbaijan, and Kazakhstan. The Fund further benefited from its underweight in longer-dated, higher-rated securities that underperformed due to their greater degree of interest-rate sensitivity, including Panama, Uruguay, and the Philippines.

Prior to the management change, the Fund employed derivatives both for risk management and investment purposes. It also used currency forward

DWS Emerging Markets Fixed Income Fund	|	5

contracts to manage the Fund’s currency exposure, and it used interest-rate derivatives to manage the portfolio’s duration. In total, the use of derivatives had a neutral effect on results. We used derivatives in only a minimal fashion following the management change, primarily for hedging purposes.

Outlook and Positioning

We made a number of changes to the portfolio since taking over in May. We manage the Fund using an unconstrained approach, meaning that we don’t consider the weightings in the benchmark when deciding which securities to buy or sell. Instead, we strive to invest in what we see are the best risk/return opportunities anywhere in the emerging markets. This strategy may result in a portfolio whose composition is very different from the index. Although this can lead to swings in short-term relative performance, we believe it is the optimal way to achieve positive longer-term results.

Our unconstrained approach is reflected in the Fund’s country positioning. The emerging-markets index is weighted heavily in Latin America and Asia, but it is very difficult for active investors to add value in these areas since they are so intensely researched by the global investment community. Further, investors’ emphasis on these regions leads to relatively low yields in exchange for the underlying risks. In our view, this has created a better relative opportunity in the Middle East and Africa. In many cases, sovereign debt in these areas offer higher yields than Asia and Latin America bonds with the same credit ratings. This is reflected in the fact that the Fund’s top country weightings include Turkey, Oman, Kazakhstan, and Azerbaijan, respectively. At the same time, the Fund has sizable underweights in large benchmark components such as Brazil and Indonesia. We believe the added income that results from this approach could potentially translate to higher total return potential over time.

The Fund continues to hold a meaningful allocation to corporate debt, but we are taking a somewhat different approach than was used in the past. We focus primarily on quasi-sovereign bonds, which are issued by state-owned companies that have the financial backing of their nation’s governments. These bonds frequently offer yields similar to those of traditional private companies, but their underlying credit quality is much higher due to the presence of government support. We also have a sizable position in the debt of supranational regional development banks,

6	|	DWS Emerging Markets Fixed Income Fund

which also feature the combination of attractive yields and low default risk.

Our emphasis on securities with the most favorable risk/return characteristics led us to eliminate the Fund’s position in local currency bonds. While this market segment offers higher yields, we don’t think the added income versus hard-currency debt is sufficient to compensate investors for the presence of foreign-exchange risk.

Our decision to reduce the Fund’s duration (interest rate sensitivity) was another change of note. Generally speaking, we see a better opportunity from owning higher-yielding, lower-rated securities with shorter durations than investing in the longer-duration, lower-yielding investment-grade issues typically represented in the benchmark. This shift has added value in the time we have managed the Fund, during which the Fed’s continued monetary tightening contributed to an upward bias in global bond yields.

We typically do not offer a broad outlook, since the emerging markets encompass a wide range of countries and issuers with vastly different fundamentals. With that said, we anticipate further volatility stemming from the shifting outlook for central bank policy, the United States’ stance on trade, and broader headline risk. We view volatility as a potential opportunity, since broad-based sell-offs can provide the chance to buy the discounted bonds of issuers with improving fundamentals.

Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.

DWS Emerging Markets Fixed Income Fund	|	7

Portfolio Management Team

Effective May 25, 2018, the portfolio management team is as follows:

Nicolas Schlotthauer, CEFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2004 with four years of industry experience. Prior to joining, he served as a Currency Strategist at Deka Investments. Previously, he worked as a Senior Economist for Emerging Markets at DekaBank.

–	Head of Emerging Markets Fixed Income: Frankfurt.
–	Master’s Degree (“Diplom-Volkswirt”) and PhD (“Dr. rer.pol.”) in Economics, Julius Maximilian University of Wuerzburg.

Joergen Hartmann, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2004. Prior to his current role, he served as a member of the DB Real Estate Group.
–	Senior Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
–	Diplom-Betriebswirt (German Business Administration Master’s Degree), Goethe University Frankfurt.

Roland Gabert, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–

Joined DWS in 2007. Prior to his current role, he served as a member of the currency team, with focus on emerging markets currencies. Before joining, he worked as an equity trader in international execution at BHF-Bank.

–	Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
–	Completed Bank Training Program (“Bankkaufmann”) at BHF-Bank; Master’s Degree (”Diplom-Betriebswirt“) and MSc in Business Economics, Frankfurt University of Applied Sciences.

Prior to May 25, 2018, the portfolio management team was as follows:

Rahmila Nadi, Vice President

Lead Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Fixed Income Portfolio Manager: New York.
–

Joined DWS in 2012 with six years of industry experience at J.P. Morgan Chase in New York, where she was a Credit Portfolio Trader, actively managing currency, interest rate and commodities exposure from counterparty credit risk of Latin American and commodities markets counterparties.

–	BA, Columbia University, Columbia College.
–	MBA, Cornell University, S.C. Johnson Graduate School of Management.

Nicolas Schlotthauer, CEFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2004 with four years of industry experience. Prior to joining, he served as a Currency Strategist at Deka Investments. Previously, he worked as a Senior Economist for Emerging Markets at DekaBank.

–	Head of Emerging Markets Fixed Income: Frankfurt.
–	Master’s Degree (“Diplom-Volkswirt”) and PhD (“Dr. rer.pol.”) in Economics, Julius Maximilian University of Wuerzburg.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS Emerging Markets Fixed Income Fund

Terms to Know

The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing entails a central bank’s purchase of government and other securities in the open market in an effort to stimulate the economy by increasing money supply.

Beta measures a security’s sensitivity to the movements of the fund’s benchmark or the market as a whole. A beta of greater than one indicates more volatility than the benchmark or market, while a beta of less than one indicates less volatility.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A forward currency contract is a contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date as a means to hedge a fund’s currency risk.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Default occurs when an issuer cannot pay the principal or interest on a bond.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

DWS Emerging Markets Fixed Income Fund	|	9

Performance Summary	October 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	–6.00%	0.18%	5.96%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–10.23%	–0.74%	5.47%
JP Morgan EMBI Global Diversified Index†	–4.39%	4.35%	9.20%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	–6.68%	–0.58%	5.16%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–6.68%	–0.58%	5.16%
JP Morgan EMBI Global Diversified Index†	–4.39%	4.35%	9.20%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	–5.80%	0.41%	6.21%
JP Morgan EMBI Global Diversified Index†	–4.39%	4.35%	9.20%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	–5.74%	0.51%	6.34%
JP Morgan EMBI Global Diversified Index†	–4.39%	4.35%	9.20%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 1.41%, 2.12%, 1.11% and 0.96% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10	|	DWS Emerging Markets Fixed Income Fund

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

†

The JP Morgan EMBI Global Diversified Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

DWS Emerging Markets Fixed Income Fund	|	11

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/18	$8.73	$8.75	$8.72	$8.72
10/31/17	$9.66	$9.68	$9.65	$9.65
Distribution Information as of 10/31/18
Income Dividends, Twelve Months	$.36	$.29	$.38	$.39
Latest Quarterly Income Dividend	$.0781	$.0615	$.0825	$.0836
SEC 30-day Yield‡‡	5.87%	5.40%	6.36%	6.40%
Current Annualized Distribution Rate‡‡	3.58%	2.81%	3.78%	3.83%

‡‡

The SEC yield is net investment income per share earned over the year ended October 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 5.47%, 4.87%, 5.96% and 6.09% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.18%, 2.28%, 3.39% and 3.52% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS Emerging Markets Fixed Income Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/18	10/31/17
Corporate Bonds	41%	31%
Financials	17%	11%
Energy	12%	11%
Industrials	6%	2%
Utilities	6%	5%
Communication Services	—	2%

Sovereign Bonds	57%	64%
Cash Equivalents	2%	5%
U.S. Treasury Obligations	—	0%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/18	10/31/17
Turkey	13%	4%
Russia	9%	5%
Kazakhstan	9%	5%
Oman	6%	—
Azerbaijan	5%	—
Mexico	5%	9%
South Africa	4%	5%
Argentina	3%	9%
Togo	3%	—
Namibia	3%	—
Bahrain	3%	—
Angola	3%	—
Ivory Coast	3%	1%
Tunisia	3%	—
Nigeria	3%	2%
Ecuador	3%	—
Sri Lanka	3%	7%
Senegal	3%	—
Ukraine	2%	8%
Indonesia	—	11%
Peru	—	4%
Chile	—	3%
Dominican Republic	—	3%
Malaysia	—	3%
Other	14%	21%
	100%	100%

DWS Emerging Markets Fixed Income Fund	|	13

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/18	10/31/17
United States Dollar	100%	91%
Indonesian Rupiah	—	6%
Argentine Peso	—	2%
Euro	0%	–0%
Polish Zloty	0%	0%
South African Rand	0%	0%
Turkish Lira	—	0%
British Pound	—	0%
Mexican Peso	—	1%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Quality (Excludes Cash Equivalents, Short-Term U.S. Treasury Obligations and Securities Lending Collateral)	10/31/18	10/31/17
AAA	—	5%
AA	2%	0%
A	—	10%
BBB	35%	34%
BB	25%	18%
B	36%	30%
CCC	—	3%
C	1%	—
NR	1%	—
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	10/31/18	10/31/17
Effective Maturity	6.3 years	7.0 years
Effective Duration	4.9 years	5.5 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

14	|	DWS Emerging Markets Fixed Income Fund

Investment Portfolio	as of October 31, 2018

	Principal Amount ($)	Value ($)
Bonds 96.5%
Angola 3.0%
Republic of Angola, 144A, 9.5%, 11/12/2025 (Cost $2,175,865)	2,000,000	2,202,200

Argentina 3.3%
Agua y Saneamientos Argentinos SA, REG S, 6.625%, 2/1/2023	1,000,000	765,000
Republic of Argentina, 4.625%, 1/11/2023	2,000,000	1,690,000

(Cost $2,662,677)		2,455,000

Azerbaijan 5.3%
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026	1,930,000	2,070,269
State Oil Co. of the Azerbaijan Republic:
REG S, 4.75%, 3/13/2023	405,000	399,771
REG S, 6.95%, 3/18/2030	1,400,000	1,484,650

(Cost $4,038,460)		3,954,690

Bahrain 3.0%
Kingdom of Bahrain:
144A, 6.125%, 8/1/2023	700,000	706,237
144A, 6.75%, 9/20/2029	1,100,000	1,048,685
The Oil & Gas Holding Co. BSCC, 144A, 7.5%, 10/25/2027	500,000	483,654

(Cost $2,177,533)		2,238,576

Ecuador 2.7%
Republic of Ecuador:
144A, 7.875%, 1/23/2028	1,090,000	910,913
144A, 8.75%, 6/2/2023	750,000	716,250
144A, 8.875%, 10/23/2027	400,000	351,600

(Cost $2,310,823)		1,978,763

Ghana 2.0%
Republic of Ghana, 144A, 8.125%, 1/18/2026 (Cost $1,576,273)	1,500,000	1,506,981

Ivory Coast 2.9%
Ivory Coast Government International Bond:
144A, 5.375%, 7/23/2024	500,000	467,300
144A, 6.375%, 3/3/2028	1,800,000	1,668,348

(Cost $2,288,709)		2,135,648

Kazakhstan 8.3%
Development Bank of Kazakhstan JSC, 144A, 4.125%, 12/10/2022	800,000	784,384

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	15

	Principal Amount ($)	Value ($)
Eurasian Development Bank, 144A, 4.767%, 9/20/2022	1,000,000	990,000
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023	1,600,000	1,578,960
Kazakhstan Temir Zholy National Co. JSC, 144A, 4.85%, 11/17/2027	1,900,000	1,866,503
Tengizchevroil Finance Co. International Ltd., 144A, 4.0%, 8/15/2026	1,000,000	930,990

(Cost $6,335,561)		6,150,837

Kenya 1.3%
Republic of Kenya:
144A, 6.875%, 6/24/2024	790,000	768,597
144A, 7.25%, 2/28/2028	200,000	188,620

(Cost $1,021,772)		957,217

Malaysia 1.3%
1MDB Global Investments Ltd., REG S, 4.4%, 3/9/2023 (Cost $912,379)	1,000,000	934,964

Mexico 4.5%
Comision Federal de Electricidad, 144A, 4.875%, 1/15/2024	1,600,000	1,576,816
Petroleos Mexicanos:
144A, 5.35%, 2/12/2028	1,000,000	890,900
6.5%, 3/13/2027	930,000	900,240

(Cost $3,593,694)		3,367,956

Namibia 3.2%
Republic of Namibia:
144A, 5.25%, 10/29/2025	1,200,000	1,080,096
144A, 5.5%, 11/3/2021	1,300,000	1,299,350

(Cost $2,521,760)		2,379,446

Netherlands 1.1%
Kazakhstan Temir Zholy Finance BV, 144A, 6.95%, 7/10/2042 (Cost $881,782)	750,000	812,059

Nigeria 2.8%
Republic of Nigeria:
144A, 6.5%, 11/28/2027	1,860,000	1,706,625
144A, 7.143%, 2/23/2030	370,000	339,864

(Cost $2,220,527)		2,046,489

Oman 5.6%
Oman Government International Bond:
144A, 4.75%, 6/15/2026	850,000	782,000
144A, 5.375%, 3/8/2027	1,600,000	1,506,400
144A, 5.625%, 1/17/2028	2,000,000	1,905,000

(Cost $4,458,721)		4,193,400

The accompanying notes are an integral part of the financial statements.

16	|	DWS Emerging Markets Fixed Income Fund

	Principal Amount ($)	Value ($)
Pakistan 1.2%
Islamic Republic of Pakistan, 144A, 6.875%, 12/5/2027 (Cost $1,000,000)	1,000,000	923,204

Qatar 1.9%
State of Qatar, 144A, 3.25%, 6/2/2026 (a) (Cost $1,416,474)	1,500,000	1,423,740

Russia 8.7%
Gazprom OAO, 144A, 6.51%, 3/7/2022	1,500,000	1,569,819
Russian Federation, 144A, 4.25%, 6/23/2027	400,000	378,675
Russian Railways, REG S, 5.7%, 4/5/2022	1,000,000	1,020,848
Vnesheconombank:
REG S, 6.902%, 7/9/2020	500,000	504,460
REG S, 5.942%, 11/21/2023	500,000	477,333
144A, 6.025%, 7/5/2022	1,200,000	1,164,240
144A, 6.8%, 11/22/2025	1,400,000	1,378,899

(Cost $6,715,874)		6,494,274

Rwanda 0.5%
Republic of Rwanda, 144A, 6.625%, 5/2/2023 (Cost $407,376)	400,000	402,340

Senegal 2.6%
Republic of Senegal, 144A, 6.25%, 7/30/2024 (a) (Cost $2,007,986)	2,000,000	1,950,160

South Africa 3.7%
Eskom Holdings SOC Ltd., 144A, 7.125%, 2/11/2025	2,150,000	2,010,250
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022	800,000	746,106

(Cost $3,017,331)		2,756,356

Sri Lanka 2.6%
Republic of Sri Lanka:
144A, 5.875%, 7/25/2022	1,300,000	1,199,124
144A, 6.2%, 5/11/2027	900,000	769,282

(Cost $2,156,038)		1,968,406

Tajikistan 1.9%
Republic of Tajikistan, 144A, 7.125%, 9/14/2027 (a) (Cost $1,575,000)	1,575,000	1,402,537

Togo 3.3%
Banque Ouest Africaine de Developpement:
144A, 5.0%, 7/27/2027	1,500,000	1,421,250
144A, 5.5%, 5/6/2021	1,000,000	1,015,000

(Cost $2,460,611)		2,436,250

Tunisia 2.9%
Banque Centrale de Tunisie International Bond, 144A, 5.75%, 1/30/2025 (Cost $2,379,330)	2,500,000	2,119,415

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	17

	Principal Amount ($)	Value ($)
Turkey 12.8%
Akbank Turk AS, 144A, 5.0%, 10/24/2022	800,000	728,186
Export Credit Bank of Turkey:
144A, 4.25%, 9/18/2022	800,000	696,666
144A, 5.375%, 10/24/2023	1,000,000	884,330
144A, 6.125%, 5/3/2024	1,000,000	895,000
Republic of Turkey:
4.25%, 4/14/2026	2,050,000	1,687,896
5.625%, 3/30/2021	1,500,000	1,462,416
6.0%, 3/25/2027	550,000	495,433
TC Ziraat Bankasi AS, 144A, 5.125%, 9/29/2023	1,200,000	1,016,374
Turkiye Vakiflar Bankasi TAO, 144A, 5.75%, 1/30/2023	1,900,000	1,636,880

(Cost $10,346,065)		9,503,181

Ukraine 1.6%
Government of Ukraine, 144A, 7.75%, 9/1/2022 (Cost $1,182,446)	1,200,000	1,163,232

Venezuela 0.8%
Petroleos de Venezuela SA:
144A, 6.0%, 5/16/2024*	1,750,000	300,125
144A, 9.0%, 11/17/2021*	1,480,000	310,652

(Cost $1,376,360)		610,777

Zambia 1.7%
Republic of Zambia, 144A, 8.5%, 4/14/2024 (Cost $2,031,980)	1,900,000	1,293,315
Total Bonds (Cost $77,249,407)		71,761,413

	Shares	Value ($)
Securities Lending Collateral 5.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (b) (c) (Cost $4,024,350)	4,024,350	4,024,350

Cash Equivalents 2.5%
DWS Central Cash Management Government Fund, 2.19% (b) (Cost $1,891,393)	1,891,393	1,891,393

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $83,165,150)	104.4	77,677,156
Other Assets and Liabilities, Net	(4.4)	(3,306,982)

Net Assets	100.0	74,370,174

The accompanying notes are an integral part of the financial statements.

18	|	DWS Emerging Markets Fixed Income Fund

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2018 are as follows:

Value ($) at 10/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2018	Value ($) at 10/31/2018
Securities Lending Collateral 5.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (b) (c)
6,049,570	—	2,025,220	(d)	—	—	25,368	—	4,024,350	4,024,350
Cash Equivalents 2.5%
DWS Central Cash Management Government Fund, 2.19% (b)
4,207,404	79,324,956	81,640,967		—	—	48,936	—	1,891,393	1,891,393
10,256,974	79,324,956	83,666,187		—	—	74,304	—	5,915,743	5,915,743

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Petroleos de Venezuela SA*	6.0%	5/16/2024	1,750,000	832,044	300,125
Petroleos de Venezuela SA*	9.0%	11/17/2021	1,480,000	544,316	310,652
				1,376,360	610,777

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2018 amounted to $3,850,953, which is 5.2% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended October 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

JSC: Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	19

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (e)
Bonds	$—	$71,761,413	$—	$71,761,413
Short-Term Investments (e)	5,915,743	—	—	5,915,743
Total	$5,915,743	$71,761,413	$—	$77,677,156

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Emerging Markets Fixed Income Fund

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $77,249,407) — including $3,850,953 of securities loaned	$71,761,413
Investment in DWS Government & Agency Securities Portfolio (cost $4,024,350)*	4,024,350
Investment in DWS Central Cash Management Government Fund (cost $1,891,393)	1,891,393
Foreign currency, at value (cost $205,799)	201,983
Receivable for Fund shares sold	1,181
Interest receivable	1,140,237
Other assets	16,828
Total assets	79,037,385

Liabilities
Cash overdraft	413,972
Payable upon return of securities loaned	4,024,350
Payable for Fund shares redeemed	32,101
Accrued management fee	14,229
Accrued Directors’ fees	1,366
Other accrued expenses and payables	181,193
Total liabilities	4,667,211
Net assets, at value	$74,370,174

Net Assets Consist of
Distributable earnings (loss)	(36,348,578)
Paid-in capital	110,718,752
Net assets, at value	$74,370,174

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	21

Statement of Assets and Liabilities as of October 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($3,623,525 ÷ 415,145 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$8.73
Maximum offering price per share (100 ÷ 95.50 of $8.73)	$9.14
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($859,795 ÷ 98,296 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$8.75
Class S
Net Asset Value, offering and redemption price per share ($50,191,844 ÷ 5,756,111 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.72
Institutional Class
Net Asset Value, offering and redemption price per share ($19,695,010 ÷ 2,259,415 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.72

The accompanying notes are an integral part of the financial statements.

22	|	DWS Emerging Markets Fixed Income Fund

Statement of Operations

for the year ended October 31, 2018

Investment Income
Income:
Interest (net of foreign taxes withheld of $4,437)	$4,572,411
Income distributions — DWS Central Cash Management Government Fund	48,936
Securities lending income, net of borrower rebates	25,368
Total income	4,646,715
Expenses:
Management fee	463,314
Administration fee	78,528
Services to shareholders	110,819
Distribution and service fees	24,182
Custodian fee	26,837
Professional fees	130,064
Reports to shareholders	42,440
Registration fees	51,686
Directors’ fees and expenses	5,108
Other	22,232
Total expenses before expense reductions	955,210
Expense reductions	(298,088)
Total expenses after expense reductions	657,122
Net investment income	3,989,593

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(625,998)
Futures	1,518
Forward foreign currency contracts	122,902
Foreign currency	(164,181)
(665,759)
Change in net unrealized appreciation (depreciation) on:
Investments	(7,903,758)
Futures	(8,907)
Forward foreign currency contracts	(169,101)
Foreign currency	(3,412)
(8,085,178)
Net gain (loss)	(8,750,937)
Net increase (decrease) in net assets resulting from operations	$(4,761,344)

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	23

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$3,989,593	$5,712,141
Net realized gain (loss)	(665,759)	1,640,162
Change in net unrealized appreciation (depreciation)	(8,085,178)	(354,650)
Net increase (decrease) in net assets resulting from operations	(4,761,344)	6,997,653
Distributions to shareholders from:
Distributions:
Class A	(135,652)	(117,055)
Class C	(51,967)	(50,554)
Class S	(2,315,482)	(1,956,146)
Institutional Class	(743,437)	(1,626,459)
Return of capital:
Class A	—	(24,668)
Class C	—	(10,654)
Class S	—	(412,238)
Institutional Class	—	(342,760)
Total distributions	(3,246,538)	(4,540,534)
Fund share transactions:
Proceeds from shares sold	18,773,353	5,983,320
Reinvestment of distributions	2,999,770	4,281,291
Payments for shares redeemed	(22,586,352)	(58,447,773)
Net increase (decrease) in net assets from Fund share transactions	(813,229)	(48,183,162)
Increase (decrease) in net assets	(8,821,111)	(45,726,043)
Net assets at beginning of period	83,191,285	128,917,328
Net assets at end of period	$74,370,174	$83,191,285 *

*	Includes distributions in excess of net investment income of $169,101.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Emerging Markets Fixed Income Fund

Financial Highlights

	Years Ended October 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$9.66	$9.44	$9.13	$10.61	$10.57
Income (loss) from investment operations:
Net investment income[a]	.45	.44	.39	.46	.49
Net realized and unrealized gain (loss)	(1.02)	.12	.35	(1.52)	(.09)
Total from investment operations	(.57)	.56	.74	(1.06)	.40
Less distributions from:
Net investment income	(.36)	(.28)	(.35)	(.42)	(.36)
Return of capital	—	(.06)	(.08)	—	—
Total distributions	(.36)	(.34)	(.43)	(.42)	(.36)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$8.73	$9.66	$9.44	$9.13	$10.61
Total Return (%)[b,c]	(6.00)	6.10	8.34	(10.09)	3.88

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	5	5	8
Ratio of expenses before expense reductions (%)	1.51	1.41	1.36	1.29	1.22
Ratio of expenses after expense reductions (%)	1.02	1.16	1.25	1.21	1.20
Ratio of net investment income (%)	4.92	4.70	4.29	4.68	4.58
Portfolio turnover rate (%)	115	88	67	132	191

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	25

	Years Ended October 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$9.68	$9.47	$9.15	$10.64	$10.60
Income (loss) from investment operations:
Net investment income[a]	.38	.38	.33	.38	.41
Net realized and unrealized gain (loss)	(1.02)	.10	.35	(1.52)	(.09)
Total from investment operations	(.64)	.48	.68	(1.14)	.32
Less distributions from:
Net investment income	(.29)	(.22)	(.28)	(.35)	(.28)
Return of capital	—	(.05)	(.08)	—	—
Total distributions	(.29)	(.27)	(.36)	(.35)	(.28)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$8.75	$9.68	$9.47	$9.15	$10.64
Total Return (%)[b,c]	(6.68)	5.19	7.63	(10.82)	3.11

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	3	4
Ratio of expenses before expense reductions (%)	2.24	2.12	2.09	2.02	1.96
Ratio of expenses after expense reductions (%)	1.77	1.91	1.99	1.96	1.95
Ratio of net investment income (%)	4.09	3.97	3.56	3.93	3.83
Portfolio turnover rate (%)	115	88	67	132	191

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Emerging Markets Fixed Income Fund

	Years Ended October 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$9.65	$9.44	$9.13	$10.61	$10.57
Income (loss) from investment operations:
Net investment income[a]	.47	.47	.41	.48	.51
Net realized and unrealized gain (loss)	(1.02)	.11	.35	(1.51)	(.08)
Total from investment operations	(.55)	.58	.76	(1.03)	.43
Less distributions from:
Net investment income	(.38)	(.31)	(.37)	(.45)	(.39)
Return of capital	—	(.06)	(.08)	—	—
Total distributions	(.38)	(.37)	(.45)	(.45)	(.39)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$8.72	$9.65	$9.44	$9.13	$10.61
Total Return (%)[b]	(5.80)	6.26	8.61	(9.86)	4.15

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	61	64	66	87
Ratio of expenses before expense reductions (%)	1.21	1.11	1.07	1.00	.96
Ratio of expenses after expense reductions (%)	.82	.93	1.00	.96	.95
Ratio of net investment income (%)	5.09	4.95	4.53	4.93	4.84
Portfolio turnover rate (%)	115	88	67	132	191

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	27

	Years Ended October 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$9.65	$9.43	$9.12	$10.61	$10.57
Income (loss) from investment operations:
Net investment income[a]	.47	.47	.42	.49	.53
Net realized and unrealized gain (loss)	(1.01)	.12	.35	(1.52)	(.08)
Total from investment operations	(.54)	.59	.77	(1.03)	.45
Less distributions from:
Net investment income	(.39)	(.31)	(.38)	(.46)	(.41)
Return of capital	—	(.06)	(.08)	—	—
Total distributions	(.39)	(.37)	(.46)	(.46)	(.41)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$8.72	$9.65	$9.43	$9.12	$10.61
Total Return (%)	(5.74)[b]	6.44 [b]	8.73	(9.84)	4.30

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	17	58	71	147
Ratio of expenses before expense reductions (%)	1.07	.96	.92	.85	.82
Ratio of expenses after expense reductions (%)	.77	.88	.92	.85	.82
Ratio of net investment income (%)	5.16	4.98	4.65	5.06	4.96
Portfolio turnover rate (%)	115	88	67	132	191

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Emerging Markets Fixed Income Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Emerging Markets Fixed Income Fund (formerly Deutsche Emerging Markets Fixed Income Fund) (the “Fund”) is a non-diversified series of Deutsche DWS Global/International Fund, Inc. (formerly Deutsche Global/International Fund, Inc.) (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to

DWS Emerging Markets Fixed Income Fund	|	29

facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may

30	|	DWS Emerging Markets Fixed Income Fund

include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of October 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement

DWS Emerging Markets Fixed Income Fund	|	31

investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2018, the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $31,282,000, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($21,014,000) and long-term losses ($10,268,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The

32	|	DWS Emerging Markets Fixed Income Fund

Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$424,926
Capital loss carryforwards	$(31,282,000)
Unrealized appreciation (depreciation) on investments	$(5,487,994)

At October 31, 2018, the aggregate cost of investments for federal income tax purposes was $83,165,150. The net unrealized depreciation for all investments based on tax cost was $5,487,994. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $125,397 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $5,613,391.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2018	2017
Distributions from ordinary income*	$3,246,538	$3,750,214
Return of capital	$—	$790,320

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

DWS Emerging Markets Fixed Income Fund	|	33

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk

34	|	DWS Emerging Markets Fixed Income Fund

is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

As of October 31, 2018, the Fund did not hold open futures contracts. For the year ended October 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $7,496,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by unrealized gain on appreciated contracts.

Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

As of October 31, 2018, the Fund did not hold open forward currency contracts. For the year ended October 31, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $15,745,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $10,340,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2018 and the related location in the accompanying Statement

DWS Emerging Markets Fixed Income Fund	|	35

of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$1,518	$—	$1,518
Foreign Exchange Contracts (a)	—	122,902	122,902
	$1,518	$122,902	$124,420

Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from futures and forward foreign currency contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (b)	$(8,907)	$—	$(8,907)
Foreign Exchange Contracts (b)	—	(169,101)	(169,101)
	$(8,907)	$(169,101)	$(178,008)

Each of the above derivatives is located in the following Statement of Operations accounts:

(b)	Change in net unrealized appreciation (depreciation) on futures and forward foreign currency contracts, respectively

C. Purchases and Sales of Securities

During the year ended October 31, 2018, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $91,932,707 and $85,310,275, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund’s subadvisor.

DWS International GmbH (formerly Deutsche Asset Management International GmbH), a direct, wholly owned subsidiary of DWS Group, serves as subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the Fund, compensates DWS International GmbH for the services it provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable

36	|	DWS Emerging Markets Fixed Income Fund

waivers/reimbursements) of 0.59% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2017 through January 31, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.02%
Class C	1.77%
Class S	.82%
Institutional Class	.77%

For the year ended October 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$16,658
Class C	7,554
Class S	219,398
Institutional Class	54,478
$298,088

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2018, the Administration Fee was $78,528, of which $6,379 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2018
Class A	$3,154	$1,030
Class C	772	258
Class S	47,151	15,361
Institutional Class	517	203
	$51,594	$16,852

DWS Emerging Markets Fixed Income Fund	|	37

In addition, for the year ended October 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$3,735
Class C	2,024
Class S	34,628
Institutional Class	593
$40,980

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2018
Class C	$12,028	$588

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2018	Annual Rate
Class A	$8,161	$2,236	.24%
Class C	3,993	489	.25%
	$12,154	$2,725

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2018 aggregated $355.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or

38	|	DWS Emerging Markets Fixed Income Fund

reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2018, the CDSC for Class C shares aggregated $1.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $22,266, of which $11,082 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2018, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,909.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in

DWS Emerging Markets Fixed Income Fund	|	39

market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2018.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2018, DWS Alternative Asset Allocation VIP held 23% of the total shares outstanding of the Fund.

40	|	DWS Emerging Markets Fixed Income Fund

I. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	124,646	$1,108,070	73,740	$697,835
Class C	28,950	274,019	21,794	205,193
Class S	136,119	1,275,692	184,644	1,734,903
Institutional Class	1,721,275	16,115,572	363,046	3,345,389
		$18,773,353		$5,983,320

Shares issued to shareholders in reinvestment of distributions
Class A	14,382	$131,589	14,779	$138,579
Class C	5,524	51,013	6,285	59,107
Class S	226,803	2,073,731	225,376	2,114,386
Institutional Class	81,616	743,437	210,448	1,969,219
		$2,999,770		$4,281,291

Shares redeemed
Class A	(128,519)	$(1,194,361)	(173,198)	$(1,618,507)
Class C	(138,406)	(1,247,640)	(74,434)	(701,730)
Class S	(906,830)	(8,326,477)	(880,154)	(8,270,822)
Institutional Class	(1,256,269)	(11,817,874)	(5,013,624)	(47,856,714)
		$(22,586,352)		$(58,447,773)

Net increase (decrease)
Class A	10,509	$45,298	(84,679)	$(782,093)
Class C	(103,932)	(922,608)	(46,355)	(437,430)
Class S	(543,908)	(4,977,054)	(470,134)	(4,421,533)
Institutional Class	546,622	5,041,135	(4,440,130)	(42,542,106)
		$(813,229)		$(48,183,162)

DWS Emerging Markets Fixed Income Fund	|	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS Emerging Markets Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Emerging Markets Fixed Income Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

42	|	DWS Emerging Markets Fixed Income Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS Emerging Markets Fixed Income Fund	|	43

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS Emerging Markets Fixed Income Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$966.50	$963.00	$967.50	$967.80
Expenses Paid per $1,000*	$5.06	$8.76	$4.07	$3.82

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$1,020.06	$1,016.28	$1,021.07	$1,021.32
Expenses Paid per $1,000*	$5.19	$9.00	$4.18	$3.92

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Emerging Markets Fixed Income Fund	1.02%	1.77%	.82%	.77%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Emerging Markets Fixed Income Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS Emerging Markets Fixed Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and DWS International GmbH (“DWS International”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term

46	|	DWS Emerging Markets Fixed Income Fund

relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS International are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS International’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS International provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DWS International. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 3rd quartile,

DWS Emerging Markets Fixed Income Fund	|	47

4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and DWS International the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that took effect on October 3, 2017, and that further changes to the portfolio management team were made effective May 25, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to DWS International, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to

48	|	DWS Emerging Markets Fixed Income Fund

European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS International.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The

DWS Emerging Markets Fixed Income Fund	|	49

Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Sub-Advisory Agreement Amendment

At a meeting held in May 2018, the Board of Directors, all members of which are Independent Directors, approved an amendment to the Fund’s Sub-Advisory Agreement to adopt a revised sub-advisory fee schedule. DIMA proposed to amend the Sub-Advisory Agreement in connection with changes to the portfolio management team that would result in all portfolio management services being provided by employees of DWS International. The Board noted that the amendment to the Sub-Advisory Agreement would revise the sub-advisory fee schedule to increase the sub-advisory fee rate paid by DIMA to DWS International. The Board considered that the Fund’s advisory fee and expense ratios would not be impacted by the amendment to the Sub-Advisory Agreement and that DIMA would continue to be responsible for paying the sub-advisory fee to DWS International from the investment advisory fee it receives from the Fund. The amendment to the Sub-Advisory Agreement took effect as of May 25, 2018.

50	|	DWS Emerging Markets Fixed Income Fund

In connection with its review of the amendment in May 2018, the Board noted that it approved the Sub-Advisory Agreement in July 2017 and most recently approved the renewal of the investment advisory agreement with DIMA pursuant to a process that concluded in September 2017. The Board considered that, with the exception of the revised sub-advisory fee schedule, the terms of the Sub-Advisory Agreement remained the same. The Board also considered background information on the new members of the portfolio management team and DIMA’s representation that the changes to the portfolio management team would not result in any changes to the Fund’s investment strategy or management process.

Based on all of the information considered, the Board concluded that the revised sub-advisory fee schedule was reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA and DWS International. The Board unanimously determined that approval of the amendment to the Sub-Advisory Agreement was in the best interests of the Fund.

DWS Emerging Markets Fixed Income Fund	|	51

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	85	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	85	Portland General Electric[2] (utility company) (2003– present)

52	|	DWS Emerging Markets Fixed Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	85	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	85	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	85	—

DWS Emerging Markets Fixed Income Fund	|	53

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	85	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	85	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	85	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	85	—

54	|	DWS Emerging Markets Fixed Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	85	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS Emerging Markets Fixed Income Fund	|	55

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

56	|	DWS Emerging Markets Fixed Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Emerging Markets Fixed Income Fund	|	57

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZECX	SCEMX	SZEIX
CUSIP Number	25156A 502	25156A 783	25156A 726	25156A 841
Fund Number	476	776	2076	1476

58	|	DWS Emerging Markets Fixed Income Fund

Notes

Notes

Notes

Notes

Notes

DEMFIF-2

(R-024959-9 12/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS emerging markets fixed income Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$95,474	$0	$0	$3,500
2017	$94,083	$0	$0	$1,500

The “All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$3,500	$0	$0	$3,500
2017	$1,500	$0	$0	$1,500

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/2/2019